John Hancock Investment Trust

John Hancock Seaport Long/Short Fund (the fund)

Supplement dated May 21, 2020 to the current prospectus, as may be supplemented (the Prospectus)

Effective July 1, 2020 (the effective date), John F. Averill, CFA will no longer serve on the fund’s investment management team. Accordingly, as of the effective date, all references to Mr. Averill will be removed from the Prospectus. Following the effective date, Steven C. Angeli, CFA, Jennifer N. Berg, CFA, Robert L. Deresiewicz, Ann C. Gallo, Bruce L. Glazer, Andrew R. Heiskell, Jean M. Hynes, CFA, and Keith E. White will continue to serve as leaders of the fund’s investment management team and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.